                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 12, 1998
                                                  -----------------


                             MICROSEMI CORPORATION
                             ---------------------
            (Exact name of Registrant as specified in its charter)

         Delaware                    0-8866          95-2110371
----------------------------      ------------    ------------------
(State or other jurisdiction      (Commission      (I.R.S. Employer
    of incorporation)             File Number)    Identification No.)

2830 South Fairview Street, Santa Ana, California      92704
-------------------------------------------------      -----
    (Address of principal executive offices)         (Zip code)


Registrant's telephone number, including area code  (714) 979-8220
                                                    --------------

                                Not Applicable
                                --------------
 (Former name or former address, if changed, since last report)

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Item 5.  Other Events

Conversion of Debentures
------------------------

     On February 18, 1998, Microsemi Corporation, a Delaware corporation (the "Registrant"), issued a news release which announced that the holders of the Registrant's 5 7/8% Convertible Subordinated Debentures due 2012
("Debentures") had converted Debentures into the Registrant's Common Stock, par value $.20 per share. The Registrant's news release concerning the Debenture conversions is attached as Exhibit 99.1 hereto and incorporated herein by this reference.

     The final tally as of February 20, 1998 shows that a total of $33,236,000 in principal amount of Debentures were converted at the Debenture conversion price of $13.55 of principal amount per share.

     This resulted in the issuance of approximately 2,452,841 shares of Common Stock. The shares issued upon conversion have been registered by the Company under the Securities Act of 1933 on Form S-2, Registration No. 33-11967, which was declared effective on February 25, 1987 and issued in reliance upon such registration or Section 3(a)(9) under the Securities Act of 1933, as amended. The Common Stock of the Registrant issued upon conversion of Debentures are eligible for public trading. The Common Stock is traded on the Nasdaq National Market under the symbol "MSCC".

     A total of $23,000 in principal amount of Debentures was surrendered for redemption or was not surrendered for conversion on a timely basis. This amount represents less than seven ten-thousandths (7/10,000ths) of the principal amount of Debentures that was outstanding.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired.

              Not applicable.

         (b)  Unaudited Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibits.

              99.1 News Release dated February 18, 1998 relating to the conversion by the holders of Debentures and the Registrant's issuance of Common Stock

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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MICROSEMI CORPORATION
                                             (Registrant)


Date:  February 20, 1998              By: /s/ DAVID R. SONKSEN
                                         -----------------------------------
                                         David R. Sonksen,
                                         Vice President-Finance, Treasurer,
                                         Chief Financial Officer and Secretary

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                             MICROSEMI CORPORATION

                               INDEX TO EXHIBITS

       EXHIBIT NO.     DESCRIPTION
       ----------      -----------
          99.1         News Release dated February 18, 1998 relating
                       to the conversion by the holders of Debentures and the Registrant's issuance of Common Stock